Cash and cash equivalents	12 Months Ended
Dec. 31, 2024
Notes and other explanatory information [abstract]
Cash and cash equivalents

11. Cash and cash equivalents

	2024	2023

Voluntary deposits at central banks	4,781,039	3,308,040
Reverse repurchase agreement	2,291,807	61
Bank balances	1,943,399	1,759,018
Short-term investments	169,488	854,846
Other cash and cash equivalents	9	1,475
Total	9,185,742	5,923,440

Cash and cash equivalents are held to meet short-term cash needs and include deposits with banks and other short-term highly liquid investments with original maturities of three-months or less and with an immaterial risk of change in value.

Voluntary deposits at central banks are deposits made by the Brazilian and Colombia subsidiaries at the local central banks. The average rate of remuneration as of December 31, 2024 and 2023, was 100.0% of the Brazilian CDI rate and 8.5% of the monetary policy rate set by Central Bank of Colombia, with daily maturity.

Reverse repurchase agreements are mainly in Mexican pesos, using government bonds as collateral. The agreements are executed overnight with an average fixed rate of 10.3% per year as of December 31, 2024 (as of December 31, 2023, the amount was mainly in Brazilian Reais and the average fixed-rate of 11.6% per year).

Short-term investments are mainly in Brazilian Reais, and the average rate of remuneration as of December 31, 2024 was 100% of the Brazilian CDI rate (as of December 31, 2023, the amount was mainly in U.S. dollars and the average fixed-rate index was 3.2% per year).